MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2026

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since Fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



Domestic
International
Net Cash[1]
77.00%
20.50%
2.50%

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Communication Services	23.13%
Financials	21.34%
Information Technology	19.64%
Consumer Discretionary	10.18%
Industrials	8.56%
Healthcare	7.12%
Consumer Staples	5.14%
Energy	1.63%
Materials	0.76%
Utilities	0.00%
Net Cash'	2.50%

TOP 10 HOLDINGS

Alphabet, Inc. Class A	11.03%
Alphabet, Inc. Class C	11.00%
Mastercard Inc. Class A	9.58%
Taiwan Semiconductor Manufacturing Company	8.43%
Apple, Inc.	5.84%
The TJX Companies, Inc.	5.51%
Bank of America Corporation	4.67%
LVMH Moët Hennessey Louis Vuitton ADR	4.19%
The Hershey Company	3.59%
RTX Corp.	2.96%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	36
2025 Portfolio Turnover	8.51%
Net Assets (millions)	$26.07
Total Expense Ratio	1.52

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
-6.46%
-3.57%
1Q26
Non-annualized
15.60%
18.90%
1-Year
9.02%
16.77%
3-Year
6.48%
10.27%
5-Year
10.16%
12.27%
7-Year
10.44%
11.80%
10-Year
7.71%
8.74%
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$49,666
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2006
2011
2016
2021

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $49,666.15 on 3/31/2026 All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



1Q26 Quarterly Commentary

Portfolio Review:

The Mundoval Fund reported a rate of return of -6.46% in the first quarter versus -3.57% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2024, the average annualized rate of return for the Mundoval Fund has been 7.71% versus 8.74% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Energy Sector (Cheniere Energy, Inc.) and Industrial Sector (Northrup Grumman, Lockheed Martin Corp.) Negative factors impacting investment performance for the Fund during the quarter included the Communication Services Sector (Alphabet, Inc.), Consumer Discretionary Sector (LVMH Moët Hennessy Louis Vuitton) and Healthcare Sector (UnitedHealth Group).

During the quarter the Fund sold shares of Arthur J. Gallagher, AstraZeneca Plc, Marathon Petroleum, Nike Inc. and The Walt Disney Corporation, of which the proceeds were used to purchase shares of Accenture Plc, Adobe Inc., Broadridge Financial, Dassault Systems ADR, and Fiserv Inc. The geographic diversification of the Fund as of March 31, 2026 is 77.00% Domestic stocks, 20.50% International stocks, and 2.50% cash equivalents. The Fund owned shares of common stock in 35 companies.

Manager Commentary:

Since the United States and Israel launched a series of military strikes on Iran in late February, oil prices surged more than 60%, which has raised the prospect of higher inflation and suspended investor expectations that the Fed will reduce interest rates this year. For the quarter, the S&P 500 Index fell 4.4% and the NASDAQ dropped 7.1%. Every sector in the S&P 500 Index declined by an average of 6.2%, except the Energy sector which increased by more than 35% during the quarter.

During the first quarter Cheniere Energy reported that the company had produced a record amount of Liquified Natural Gas in 2025 and announced a share repurchase authorization plan of more than $10 billion through the year 2030 after repurchasing more than $1 billion of shares in the fourth quarter of 2025. Northrup Grumman, an aerospace and defense business, announced in January a new company record of backlog orders worth more than $95 billion and annual free cash flow of $3.3 billion, which was used to repurchase $1.6 billion in common stock and pay $1.3 billion in dividends to shareholders.

Thank you for your business and continued support.
Arthur Q. Johnson, CFA

Average Annualized Total Returns as March 31, 2026

	1Q 2026 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-6.46%	15.60%	9.02%	6.48%	10.16%	10.44%	7.71%
MSCI World Index	-3.57%	18.90%	16.77%	10.27%	12.27%	11.80%	8.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.52%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.